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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 8, 2004

                                -----------------


                             MEADE INSTRUMENTS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                                              95-2988062
(STATE OR OTHER JURISDICTION OF                                 (IRS EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)

                                     0-22183
                            (COMMISSION FILE NUMBER)


       6001 OAK CANYON, IRVINE, CA                                  92618
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (949) 451-1450
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                -----------------



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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


         On July 8, 2004, a Settlement Agreement was executed, effective May 10, 2004, between Meade Instruments Corp. ("Meade"), on the one hand, and Celestron Acquisition, LLC ("Celestron") and James Feltman ("Feltman"), on the other.

         A copy of the Settlement Agreement is filed as Exhibit 10.56 (excluding Exhibits thereto) and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

Number       Exhibit
------       -------

10.56 Settlement Agreement effective May 10, 2004, between Meade Instruments Corp. ("Meade"), on the one hand, and Celestron Acquisition, LLC ("Celestron") and James Feltman ("Feltman"), on the other (excluding Exhibits thereto).


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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  JULY 12, 2004                  MEADE INSTRUMENTS CORP.






                                       /S/ MARK D. PETERSON
                                       -----------------------------------------
                                       MARK D. PETERSON
                                       SENIOR VICE PRESIDENT AND GENERAL COUNSEL




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                                INDEX OF EXHIBITS


Number   Exhibit
------   -------

10.56 Settlement Agreement effective May 10, 2004, between Meade Instruments Corp. ("Meade"), on the one hand, and Celestron Acquisition, LLC ("Celestron") and James Feltman ("Feltman"), on the other (excluding Exhibits thereto).